Exhibit 99.1

CONFIDENTIAL DRAFT

Dot Ai Announces Third Quarter 2025 Financial Results

LAS VEGAS, Nevada – November 13, 2025 – Dot Ai (Nasdaq: DAIC) (“Dot Ai” or the “Company”), an IoT and AI-based SaaS company at the forefront of Asset Intelligence technology, today announced its financial results for the third quarter 2025.

“In the third quarter, we built and shipped our initial hardware platform orders, validating market demand for our innovative solutions and demonstrating momentum in the business,” said Ed Nabrotzky, CEO of Dot Ai. “Looking to the balance of 2025 and into next year, we have the right team and strategy in place to accelerate pipeline conversion and drive material revenue contribution, delivering on our commitment to revolutionize asset intelligence and transform the modern supply chain.”

Recent Business and Financial Highlights

●	Third quarter revenue of approximately $800k represents initial order fulfillment and production ramp at our Puerto Rico facility.

●	In November, Dot Ai announced leadership additions including Robyn D‘Elia, an experienced former public company CFO to enhance our finance function on a fractional basis, and Miles Bradley, our new Director of Channels, with primary responsibility for expanding the company’s partner ecosystem.

●	In October, Dot Ai completed development of a new version of our SaaS architecture, Dot Matrix 3.0, which includes a multi-tenant architecture designed to deliver in-process visibility and secure asset management across a wide range of industries and environments, allowing distributors, integrators, and operators to deploy and manage complex, multi-site programs from a single platform. This platform will continue under tests throughout the fourth quarter.

●	In September, Dot Ai obtained certification of its cybersecurity system compliant with SOC 2 Type 1 standards. In September, Dot Ai announced new hardware platform orders and an expansion of its Puerto Rico manufacturing operations, reflecting the broad applicability of Dot Ai's Asset Intelligence platform, and its commitment to advancing high-tech manufacturing in Puerto Rico.

●	In August, Dot Ai announced its first international distribution partnership with CanTech Group in Australia, who will serve as Dot Ai’s Australia-region reseller and installation partner for the company’s SaaS platform and proprietary tracking technologies.

●	In August, Dot Ai welcomed two new directors, Janice Bryant Howroyd and Walter Skowronski, executives with proven track records scaling public organizations and navigating complex industries.

●	In July, Dot Ai commenced production at its Barceloneta, Puerto Rico manufacturing facility, with the new facility intended for full production of Dot Ai’s Zero Infrastructure Mesh Bridge (ZiM Bridge) and smart asset tags.

Conference Call and Webcast Information

Dot Ai will host a conference call today, November 13, 2025, to discuss its results at 5 p.m. Eastern Time. A live webcast of the conference call can be accessed here or dial-in using the below number. A webcast replay of the call will also be available.

Telephone dial-in: 1-877-407-0789 or 1-201-689-8562

About Dot Ai

At the heart of the technological revolution in asset management and security lies Dot Ai, a trailblazing SaaS service that is defining Asset Intelligence for smart supply chain operations. By harnessing the power of real-time IoT tracking technology and AI-enhanced analytics, Dot Ai stands at the forefront of innovation, offering patented solutions that are not just advanced but transformative. Through relentless research and development, Dot Ai has engineered a suite of technologies that empower organizations to not only streamline their logistics and supply chain processes but also bolster operational security to unprecedented levels. Leveraging state-of-the-art AI engines, cutting-edge 5G RF and BLE technology, and seamless API integrations, Dot Ai transcends traditional boundaries, offering real-time asset visibility and predictive analytics that integrate effortlessly with existing infrastructure. This is not just technology; it's a vision for a more secure, efficient, and connected world. Discover more about how Dot Ai is leading the charge in Asset Intelligence by visiting https://daic.ai.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including statements regarding anticipated production capacity increases, facility expansion plans, expected order fulfillment, and future business growth. All forward-looking statements are based on Dot Ai's current expectations and beliefs concerning future developments and their potential effects on the company. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and Dot Ai assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Dot Ai Contacts

Investors and Media:

ICR, Inc.

dotai@icrinc.com

CID HOLDCO, INC. AND SUBSIDIARIES

BALANCE SHEETS

	September 30, 2025	December 31, 2024
	(Unaudited)
ASSETS
Current assets:
Cash	$1,418,834	$721,032
Accounts receivable	915,027	50,264
Inventory	468,102	65,248
Prepaid expenses and other current assets	744,194	167,551
Total current assets	3,546,157	1,004,095
Noncurrent assets:
Property and equipment, net	478,171	11,286
Operating lease right-of-use assets (ROU)	735,871	307,892
Capitalized software development costs	2,660,194	1,761,396
Long-term assets	25,713	12,103
Total long-term assets	3,899,949	2,092,677
Total assets	$7,446,106	$3,096,772
LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$933,306	$770,276
Accrued expenses	1,119,808	24,219
Accrued compensation	75,228	246,720
Accrued taxes	3,913,668	-
Deferred revenue, current portion	2,772,178	1,142,643
Operating lease liabilities, current portion	135,976	36,225
Total current liabilities	8,950,164	2,220,083
Long-term liabilities:
SAFE notes, net	-	23,334,626
Deferred revenue, net of current portion	-	1,570,572
Operating lease liabilities, net of current portion	614,126	265,413
Total long-term liabilities	614,126	25,170,611
Total liabilities	9,564,290	27,390,694
Shareholders’ equity (deficit)
Common stock, $0.0001 par value; 300,000,000 shares authorized; 27,743,322 and 12,210,718 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	2,774	1,221
Additional paid-in capital	56,972,621	438,120
Accumulated deficit	(59,093,579)	(24,733,263)
Total shareholders' equity (deficit)	(2,118,184)	(24,293,922)
Total liabilities and shareholders’ equity (deficit)	$7,446,106	$3,096,772

CID HOLDCO, INC. AND SUBSIDIARIES

STATEMENTS OF OPERATIONS (UNAUDITED)

	For the three months ended September 30,		For the nine months ended September 30,
	2025	2024	2025	2024
Revenue	$778,482	$81,636	$1,257,813	$183,631
Cost of goods sold	488,286	7,997	572,558	18,006
Gross profit	290,196	73,639	685,255	165,625
Operating expenses:
General and administrative	2,742,753	506,886	4,184,688	1,064,461
Research and development	397,135	186,678	972,640	459,991
Sales and marketing	1,111,895	638,584	2,564,891	1,763,170
Acquisition and integration	243,230	635,459	1,154,857	1,501,261
Depreciation and amortization	11,738	-	16,839	-
Total operating expenses	4,506,751	1,967,607	8,893,915	4,788,883
Loss from operations	(4,216,555)	(1,893,968)	(8,208,660)	(4,623,258)
Other expenses:
Interest expense	-	-	(328,763)	-
Change in fair value of SAFE notes	-	(764,446)	(17,368,415)	(14,227,156)
Transaction costs	-	-	(2,726,183)	-
Loss on extinguishment of debt	-	-	(5,728,295)	-
Total other expenses	-	(764,446)	(26,151,656)	(14,227,156)
Loss before income taxes	(4,216,555)	(2,658,414)	(34,360,316)	(18,850,414)
Provision for income taxes	-	-	-	-
Net loss	$(4,216,555)	$(2,658,414)	$(34,360,316)	$(18,850,414)

Net loss per share
Basic and diluted	$(0.15)	$(0.22)	$(1.89)	$(1.56)
Weighted average number of shares
Basic and diluted	27,645,033	12,210,718	18,146,608	12,095,288

CID HOLDCO, INC. AND SUBSIDIARIES

STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the nine months ended September 30,
	2025	2024
OPERATING ACTIVITIES
Net loss	$(34,360,316)	$(18,850,414)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	16,839	—
Change in fair value of SAFE notes	17,368,415	14,227,156
Transaction costs paid in shares	156,869	—
Share-based compensation expense	28,862	187,001
Noncash operating lease expense	64,857	11,890
Loss on debt extinguishment	5,728,295	—
Reverse recapitalization transaction	(4,739,169)	—
Fair value of shares issued as commitment fee	350,000	—
Change in operating assets and liabilities:
Accounts receivable	(864,763)	(92,252)
Prepaid and other assets	(572,655)	107,218
Inventory	(402,854)	(134,448)
Accounts payable	163,030	693,309
Accrued expense	1,095,589	6,572
Accrued compensation	(171,492)	(7,872)
Accrued interest	280,000	—
Accrued taxes	3,913,668	—
Operating lease liabilities	(61,968)	2,611
Short-term debt, net	3,750,000	—
Deferred revenue	58,963	750,000
Net cash used in operating activities	(8,197,830)	(3,099,229)
INVESTING ACTIVITIES
Purchase of property and equipment	(483,724)	—
Capitalized software development costs	(898,798)	(579,327)
Net cash used in investing activities	(1,382,522)	(579,327)
FINANCING ACTIVITIES
Proceeds from issuance of bridge loans	500,000	—
Proceeds from issuance of SAFE notes	23,752	3,834,500
Repayment of bridge loans	(1,660,545)	—
Proceeds from PIPE investments	10,837,643	—
Purchase of common stock	(5,000,000)	—
Proceeds from Trust account	5,577,304	—
Net cash provided by financing activities	10,278,154	3,834,500
Net increase in cash during period	697,802	155,944
Cash, beginning of period	721,032	605,760
Cash, end of period	$1,418,834	$761,704
SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITIES
ROU asset obtained in exchange for lease liability	$482,227	$324,426
Conversion of SAFE notes to equity	$40,726,793	$—
Conversion of short-term debt to equity	$2,456,500	$—
Cash paid for interest	$39,462	$—

5